NEW YORK LIFE INVESTMENTS FUNDS TRUST
NEW YORK LIFE INVESTMENTS FUNDS

NYLI Balanced Fund	NYLI Conservative Allocation Fund
NYLI Epoch U.S. Equity Yield Fund	NYLI Equity Allocation Fund
NYLI Growth Allocation Fund	NYLI Income Builder Fund
NYLI MacKay Convertible Fund	NYLI MacKay High Yield Corporate Bond Fund
NYLI MacKay Tax Free Bond Fund	NYLI Moderate Allocation Fund
NYLI Money Market Fund	NYLI Winslow Large Cap Growth Fund
NYLI WMC Enduring Capital Fund	NYLI WMC Growth Fund
NYLI WMC Small Companies Fund	NYLI WMC Value Fund
(collectively, the “Funds”)
Supplement dated December 6, 2024 (“Supplement”)
to the Summary Prospectuses dated February 28, 2024, as revised August 28, 2024, as supplemented; the
Prospectuses dated February 28, 2024, as supplemented; and to the Statement of Additional Information (“SAI”),
dated February 28, 2024, as amended August 28, 2024 and supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses and SAI.
At a meeting held on December 3‑4, 2024, the Board of Trustees (“Board”) of New York Life Investments Funds Trust and New York Life Investments Funds, after careful consideration of a number of factors and upon the recommendation of the Fund’s Manager, New York Life Investment Management LLC, approved a proposal to accelerate the conversion of each Fund’s Class B shares into Class A shares, or Investor Class shares, based on shareholder eligibility. Class B shareholders of each Fund will receive Class A shares of the relevant Fund if they hold at least $15,000 of Class B shares of such Fund on the date of conversion; otherwise, Class B shareholders of the Fund will receive Investor Class shares of the relevant Fund. Currently, Class B shares of the Funds, except the NYLI Money Market Fund, convert into Class A shares, or Investor Class shares based on eligibility, approximately eight years after the date they were purchased.
The accelerated conversion of Class B shares of the Funds will occur on or about February 28, 2025 (the “Conversion Date”). Effective on the Conversion Date, Class B shares of the Funds will no longer be offered and all references to the Class B shares of the Funds in the Summary Prospectuses, Prospectuses and SAI are hereby deleted.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
REG‑00022‑12/24